UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Zevra Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026

Notice of Annual Meeting of Stockholders and Proxy Statement

For the Meeting of Stockholders
To be held on June 4, 2026
9:00 a.m. Eastern Time

ZEVRA THERAPEUTICS

Our Mission & Vision

Bringing life-changing therapeutics to people living with rare diseases.

Our Vision

To become a leading rare disease therapeutics company that is driven by patient insights and innovation to make a transformational impact on the people we serve.

Our Mission

We redefine what is possible in bringing life-challenging therapies to people living with rare diseases.

Our Values

Patient Centricity
prioritizing patient needs

Accountability
delivering on commitments consistently

Integrity
always doing what is right

Innovation
transforming possibilities into reality

Courage
acting with strength and conviction

Dear Stockholder,
We at Zevra are building a durable rare disease company grounded in disciplined execution, financial strength, and an unwavering commitment to patients. These core attributes are driving our success as we advance our strategic priorities and achieve operational milestones, while continuing to build a foundation for long-term growth and value creation.
Foundational Progress:
In 2025, we made tremendous progress establishing MIPLYFFA® (arimoclomol) as a foundational treatment for Niemann-Pick disease type C (NPC), reaching more than 40% of diagnosed patients in our first full year of U.S. commercialization. Since launch, we have recorded 161 MIPLYFFA enrollment forms, reflecting solid adoption among both previously diagnosed and newly diagnosed patients. Beyond these metrics, feedback from patients, caregivers, and clinicians points to meaningful improvements in daily functioning and quality of life, underscoring the real-world impact MIPLYFFA is having for families living with NPC. For the full year, Zevra generated $106.5 million in net revenue, including $87.4 million from MIPLYFFA.
Globally, we made substantial progress advancing our pipeline. We submitted the EU Marketing Authorization Application (MAA) for arimoclomol in July of 2025 and extended patient reach through our global Expanded Access Program (EAP), providing therapy to 113 patients while thoughtfully entering markets through new distribution agreements. Additionally, we advanced our Phase 3 DiSCOVER trial of celiprolol, our late-stage development asset, with approximately one-third of patients enrolled as of year‑end 2025.
We also strengthened Zevra’s corporate foundation and made prudent pipeline decisions. In 2025, we sold our Rare Pediatric Disease Priority Review Voucher (PRV), generating $150 million to support ongoing operations and growth. During the year, we made the difficult decision to scale back promotional investment for OLPRUVA, reflecting our focus on directing resources toward programs with the greatest long‑term impact. To support our long-term strategy, we enhanced our leadership and governance, including the appointment of Alicia Secor, an industry veteran with deep expertise in rare disease and corporate strategy, to our Board of Directors.
Strategic Growth:
In the U.S., we remain focused on maximizing the opportunity for MIPLYFFA through continued commercial execution and patient engagement. We exited the year with good momentum, including 52 new patient enrollments in 2025, reflecting growing patient adoption, prescriber awareness, and broadening access.
Our performance has been supported by comprehensive patient services, and when patients fall outside of contracted coverage, our team has consistently secured reimbursement on a case-by-case basis, reflecting both the value of MIPLYFFA and our commitment to serving the rare disease population.
We are also seeking to expand access to arimoclomol through global expansion efforts. We are actively progressing through the European Medicines Agency review of our marketing application while simultaneously advancing our go‑to‑market strategy to maximize the potential impact in the region. Meanwhile, we are able to reach and support patients in need through our global EAP.

1	Zevra

Beyond arimoclomol, we remain committed to advancing celiprolol and recently held a Type C meeting with the FDA to explore regulatory pathways to accelerate its development. We continue to take a disciplined approach to advancing differentiated therapies for patients with serious, rare, and underserved conditions.
Underpinning all of this is a strong financial foundation and a talented, collaborative team that embodies accountability, innovation, and courage. In 2026, we strengthened our leadership team with the appointment of Justin Renz as Chief Financial Officer and further optimized our portfolio through strategic transactions, enabling the full repayment of our term loan, strengthening our balance sheet and enhancing our financial flexibility. We also relocated our headquarters to Boston, positioning Zevra at the center of a leading global biotech ecosystem and enhancing our access to specialized talent and industry partnerships.
Together, these elements reflect our continued execution against Zevra’s operational priorities: delivering market-leading therapies, advancing an innovative pipeline, fostering a high-performing culture, and maintaining a robust corporate foundation.
Fulfilling Our Mission:
With multiple value drivers on the horizon, a strong balance sheet, and a mission-driven team, we are well-positioned to advance our strategy and deliver meaningful outcomes for shareholders while keeping an unwavering commitment to people living with rare diseases.
On behalf of the entire Zevra team, thank you for your continued support and trust.
Sincerely,
Neil F. McFarlane
President and Chief Executive Officer
Zevra Therapeutics, Inc.

2026 Proxy Statement	2

Date and Time
June 4, 2026
9:00 a.m. Eastern Time
Eligibility to Vote
Stockholders of record at the close of business on April 6, 2026 may vote at the Annual Meeting.
Location
The Annual Meeting will be held virtually on the Internet at meetnow.global/M4K7FSC

How to Vote

Call Toll-Free 1-800-652-VOTE (8683)

Go online prior to Meeting www.envisionreports.com/ZVRA

Mail your Proxy Card Follow the instructions on the voting form

Go online during the Meeting: meetnow.global/M4K7FSC

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 4, 2026
This Proxy Statement and our 10-K for the year ended December 31, 2025, are available at www.envisionreports.com/ZVRA.
This Notice of the Annual Meeting is not a form for voting and presents only an overview of the important information contained in the accompanying Proxy Statement and Annual Report on Form 10-K, which are available on the Internet at the address above. Please review the proxy materials before voting.
You are cordially invited to attend the meeting virtually on the Internet. Whether or not you expect to attend the meeting, please vote by returning your proxy card, over the telephone, or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you will still be able to change your vote virtually during the meeting if you attend. Please note, however, that if you hold your shares through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.
If you plan to attend the meeting virtually, please follow the registration instructions as outlined in the Proxy Statement accompanying this Notice.

Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of ZEVRA THERAPEUTICS, INC., a Delaware corporation (“Zevra,” the “Company,” “we,” “our” or “us”). The Annual Meeting will be held on June 4, 2026, at 9:00 a.m. Eastern Time and will be held virtually on the Internet at meetnow.global/M4K7FSC for the following purposes:

Items to be Voted		Board Recommendation

1	To elect to the Company’s board of directors (the “Board”) two Class II directors to hold office until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;
FOR each director nominee

2	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026; and
FOR

3
To approve an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis.

FOR

If any other business is properly brought before the Annual Meeting, it may also be voted on at the meeting. These items of business are more fully described in the Proxy Statement accompanying this Notice.
To participate in the Annual Meeting, most stockholders (other than those registered through our transfer agent, Computershare) must pre-register at meetnow.global/M4K7FSC by 9:00 a.m. Eastern Time on June 4, 2026. Please have your proxy card, voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request.
The record date for the Annual Meeting is April 6, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any continuation, adjournment or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices.
By Order of the Board of Directors
Rahsaan W. Thompson
Chief Legal Officer, Secretary and Compliance Officer
Boston, MA
[●], 2026

3	Zevra

Forward-Looking Statements
Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, long-term value creation, advancement of our pipeline and our corporate governance initiatives, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, and our other filings with the Securities and Exchange Commission (the “SEC”). Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

2026 Proxy Statement	4

This summary highlights information about Zevra Therapeutics, Inc. (referred to in this Proxy Statement as “we,” “us,” “our,” “Zevra” or the “Company”) and our upcoming 2026 Annual Meeting of Stockholders (the “Annual Meeting”) contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.
About Zevra
Zevra Therapeutics, Inc. is a commercial-stage company with a late-stage pipeline committed to redefining what is possible in bringing life-changing therapies to people living with rare diseases. We are focused on broadening access through geographic expansion opportunities, progressing our pipeline toward key milestones, and delivering meaningful therapeutics.
The commercialization of our lead product, marketed in the U.S. for Niemann-Pick disease type C (NPC), a rare, progressive neurodegenerative disease, provides a strong corporate foundation and validates our ability to advance therapies from development to market. Our vision is realized through disciplined execution of our strategic plan and core values — patient centricity, integrity, accountability, innovation, and courage — which guide our efforts to deliver long-term value.
Key 2025 Financial Performance Highlights

MIPLYFFA® Revenues of	Total Revenues of	GAAP diluted EPS of

$87.4M	$106.5M	$1.35

Roadmap of Voting Items

Items to be Voted On:	Board’s Voting Recommendation	More Information

PROPOSAL 1 To elect to the Company’s board of directors (the “Board”) two Class II directors to hold office until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;
	FOR each nominee	See page 15

PROPOSAL 2 To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026; and	FOR	See page 31

PROPOSAL 3 To approve an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis.
	FOR	See page 33

5	Zevra

PROXY STATEMENT SUMMARY
Current Members of the Board of Directors

			Director Since	Current Term Expires	Independent	Committee Memberships
Name	Status	Age				A	C	N&CG

Thomas D. Anderson	CD	70	2023	2027	Yes		+	●

John Bode		51	2023	2028	Yes

Douglas W. Calder	ND	59	2023	2026	Yes		●	+

Tamara A. Favorito (Board Chair)	CD	67	2021	2028	Yes	+

Neil F. McFarlane	CD	53	2023	2027	No

Alicia Secor	CD	63	2025	2028	Yes	●	●

Alvin Shih, M.D.	CD	49	2024	2027	Yes		●	●

Corey Watton	ND	56	2023	2026	Yes	●	●

A – Audit	C – Compensation	N&CG – Nominating and Corporate Governance	+	- Chair	●	- Member

ND – Nominees for Director	CD – Continuing Directors
Director Highlights
Current Board Composition

58.5 average age 87.5% of directors are Independent
1 years
2 years
3 years
5 years

Director Experience, Skills and Qualifications
Our Board is comprised of directors with diverse and complementary skills aligned with our strategy as a commercial-stage company. Our Board regularly evaluates its composition to ensure it maintains an appropriate mix of experience in leadership, commercialization, finance, and risk oversight.

Executive Leadership	Corporate Governance	Industry	Finance
8 of 8 directors	6 of 8 directors	6 of 8 directors	5 of 8 directors

Operations	International	Investor Relations
5 of 8 directors	5 of 8 directors	5 of 8 directors

2026 Proxy Statement	6

PROXY STATEMENT SUMMARY
Governance Highlights
The Board believes that excellence in corporate governance accompanies and greatly aids our long-term business success. Reflecting its commitment to continuous improvement, the Board reviews its governance practices on a periodic basis to ensure that they promote stakeholder value. The governance section beginning on page 23 of this Proxy Statement describes our corporate governance framework and commitment, which include the following highlights:

BOARD FOCUSED ON KEY STRATEGIC PRIORITIES	FOCUS ON BOARD PERFORMANCE

•Board oversees the Company’s clinical development, regulatory and commercialization strategies and monitors progress toward key strategic and operational milestones
•Board regularly reviews with management the Company’s strategic planning and sets capital allocation to promote long-term business strategy

•Board conducts annual review of its performance and that of its committees, as well as succession planning
•Board and its Nominating and Corporate Governance Committee regularly evaluate Board composition and evaluate potential new candidates to refresh the Board and maintain balanced tenure
•Ongoing enterprise risk management actively conducted by the Board, with Audit Committee overseeing management’s implementation of our cybersecurity risk management program

BOARD INDEPENDENCE

•Apart from our CEO, all of our directors are independent
•Independent Board Chair with robust responsibilities
•Board committees - Audit, Compensation and Nominating and Corporate Governance - are all 100% independent
•Executive sessions of independent directors are routinely held at Board meetings
•Board and committees are authorized to engage outside advisors at their discretion

ALIGNMENT WITH STOCKHOLDER INTERESTS

The Board regularly interacts with management to promote and participate in stockholder engagement
All of our directors, officers and employees are subject to a comprehensive Code of Conduct
We are required to recoup any compensation erroneously awarded to our executive officers, in accordance with our Clawback Policy
Our directors are prohibited from short-selling Company stock or pledging it as collateral for a loan

STOCKHOLDER RIGHTS

•Single class of common stock - one share equals one vote
•Board adopted a formal process by which stockholders may communicate with the Board or any of its directors
•If Proposal 3 is adopted, the classified Board structure will be phased out, and all directors elected at or after the 2027 annual meeting of stockholders will be elected on an annual basis

7	Zevra

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF ZEVRA THERAPEUTICS, INC. TO BE HELD VIRTUALLY AT meetnow.global/M4K7FSC ON JUNE 4, 2026, AT 9:00 A.M. EASTERN TIME

ZEVRA THERAPEUTICS, INC.
101 Federal Street, 29th Floor
Boston, MA 02110
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”), because the Board of Directors (the “Board”) of Zevra Therapeutics, Inc. (sometimes referred to as “us,” “we,” the “Company” or “Zevra”) is soliciting your proxy to vote at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any continuation, adjournments or postponements of the Annual Meeting. All stockholders as of the Record Date will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April [●], 2026 to all stockholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send to our stockholders on the Record Date this proxy statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and a proxy card, along with a copy of the Notice, on or after April [●], 2026.
How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on April 6, 2026 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting meetnow.global/M4K7FSC. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You will need a password to enter the Annual Meeting. Your password for the Annual Meeting is included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you virtually enter the meeting using your password, you will be considered present for purposes of the Annual Meeting and your shares will be counted toward the Annual Meeting quorum requirement.

2026 Proxy Statement	8

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time, leaving ample time for the check-in process.
Please follow the registration instructions as outlined in this proxy statement.
Why are you holding a virtual meeting instead of a physical meeting?
We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with Internet access.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date or holders of a valid proxy will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, over the telephone, or on the Internet as instructed below or return the proxy card we may mail to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, at the close of business on the Record Date, your shares were held in an account at a broker, bank or other nominee, and not in your name, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. Since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from your broker, bank or other nominee and register in advance to attend the Annual Meeting as provided below.
What am I voting on?
The following matters are scheduled for a vote:
•Election of two Class II directors to the Company’s Board to hold office until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1);
•Ratification of the appointment by the audit committee of the Board (the “Audit Committee”) of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (Proposal 2); and
•Approval of an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis (Proposal 3).

9	Zevra

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What are the Board’s voting recommendations?
The Board recommends that you vote your shares as follows:
•“FOR” the election of Douglas W. Calder and Corey Watton to the Company’s Board as Class II directors to hold office until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1);
•“FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (Proposal 2); and
•“FOR” the approval of an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis (Proposal 3).
How do I register to attend the Annual Meeting virtually on the Internet?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting. Please follow the instructions on the Notice or proxy card. that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting.
To register to attend the Annual Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Zevra holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on June 1, 2026.
You will receive confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed as follows:
If by email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
If by mail:
Mail a copy of your legal proxy to:
Computershare
Zevra Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Could other matters be decided at the Annual Meeting?
The Board does not intend to present any business at the Annual Meeting other than the proposals described in this proxy statement. The Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2026 Proxy Statement	10

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy online, or vote by proxy using and mailing a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting by following the instructions described below and vote online during the Annual Meeting, even if you have already voted by proxy. Here are the details for each method of voting:
•To vote online during the Annual Meeting, register for the Annual Meeting using the instructions above.
•To vote over the telephone prior to the Annual Meeting, dial the toll-free number on your proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number on your Notice or proxy card. Your telephone vote must be received by 8:59 a.m. Eastern Time on June 4, 2026, to be counted.
•To vote online prior to the Annual Meeting, go to the website on your Notice or proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your Notice or proxy card. Your Internet vote must be received by 8:59 a.m. Eastern Time on June 4, 2026, to be counted.
•To vote by mail prior to the Annual Meeting using a proxy card, if you request one or we elect to deliver one, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your proxy card to us before the Annual Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a “legal proxy” from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own at the close of business on the Record Date.
What happens if I do not vote or if I return my proxy card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date and do not vote prior to the Annual Meeting online, by telephone, by completing and returning your proxy card, or during the Annual Meeting online, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
•“FOR” the election of the Board’s two nominees for director;
•“FOR” the ratification of the appointment by the Audit Committee of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•“FOR” the approval of an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis.

11	Zevra

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered a “routine” matter. Brokers, banks, and other nominees generally can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
Proposal 1 and Proposal 3 are considered to be “non-routine,” meaning that your broker, bank or nominee may not vote your shares on either proposal in the absence of your voting instructions. These unvoted shares are counted as “broker non-votes.”
Typically, Proposal 2 is considered to be a “routine” matter. Accordingly, typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee generally has discretionary authority to vote your shares on this proposal.

PLEASE CAREFULLY REVIEW THE INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each applicable Notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may grant a subsequent proxy by telephone, by dialing the toll-free number on your proxy card and following the recorded instructions. You will be asked to provide the company number and control number on your enclosed proxy card. Your telephone vote must be received by 8:59 a.m. Eastern Time on June 4, 2026, to be counted.
•You may grant a subsequent proxy online by going to the website on your proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your enclosed proxy card. Your Internet vote must be received by 8:59 a.m. Eastern Time on June 4, 2026, to be counted.
•You may submit another properly completed proxy card with a later date. Your proxy card must be received by 8:59 a.m. Eastern Time on June 4, 2026, to be counted.
•You may send a timely written notice that you are revoking your proxy to our Secretary at 101 Federal Street, 29th Floor, Boston, MA 02110.
•You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.
Your latest dated proxy card, telephone or Internet proxy is the one that is counted.

2026 Proxy Statement	12

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by mail, via the Internet or by telephone.
How are votes counted?
Votes will be counted by the independent inspector of election appointed for the Annual Meeting.
What are “broker non‑votes”?
Broker non‑votes occur when brokers, banks, or other nominees do not have discretionary voting authority to vote certain shares held in “street name” on particular non‑routine proposals and the beneficial owner of those shares has not instructed the broker, bank or other nominee to vote on those proposals.
How many votes are needed to approve each proposal and what is the effect of withhold votes, abstentions and broker non‑votes?
The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions and broker non‑votes.

Proposal		Vote Required for Approval	Effect of Votes Withheld or Abstentions	Effect of Broker Non-Votes

1	Election of Directors	The plurality of the votes of the holders of shares present and entitled to vote on the proposal. The two nominees receiving the most “FOR” votes will be elected as Class II directors.	Votes withheld will have no effect. Abstentions are not applicable.	Broker Non‑Votes will have no effect.

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026(1)	“FOR” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter will ratify the appointment.	Abstentions will have the same effect as votes “AGAINST” this proposal.	(1)

3
Approval of an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis
		“FOR” votes from the holders of at least 66 2/3% of the outstanding shares of common stock of the Company.	Abstentions will have the same effect as votes “AGAINST” this proposal.	Broker Non-Votes will have the same effect as votes “AGAINST” this proposal.

(1)Typically, this proposal is considered to be a “routine” matter and we would not expect any broker non-votes. Typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee generally has discretionary authority to vote your shares on this proposal.

13	Zevra

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. At the close of business on the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy by telephone, Internet or proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions, withhold votes, and broker non‑votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8‑K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8‑K within four business days after the Annual Meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8‑K to publish the final results.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Stockholders who intend to have a proposal considered for inclusion in next year’s proxy materials for presentation at our 2027 annual meeting of stockholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal in writing by [●], 2026, to our Secretary at 101 Federal Street, 29th Floor, Boston, MA 02110. If you wish to submit a proposal (including a director nomination) for presentation at the annual meeting that is not to be included in next year’s proxy materials, you must do so by March 6, 2027, but no earlier than February 4, 2027; provided, however that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after June 4, 2027, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or if later, (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a‑19(b) under the Exchange Act.

2026 Proxy Statement	14

PROPOSAL 1
Election of Directors
Our Board currently is divided into three classes. Each class consists, as nearly as possible, of one‑third of the total number of directors, and each class has a three‑year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has eight members but has resolved to reduce that number to seven, effective as of the Annual Meeting. As a result, effective as of the Annual Meeting, the Board’s class structure will be as follows: Class I, whose current term will expire at the 2028 annual meeting of stockholders; Class II, whose term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 annual meeting of stockholders; and Class III, whose term will expire at the 2027 annual meeting of stockholders. The current Class I directors are Alicia Secor and Tamara A. Favorito; the current Class II directors are John B. Bode, Douglas W. Calder, and Corey Watton; and the current Class III directors are Thomas D. Anderson, Neil F. McFarlane and Alvin Shih, M.D. Each of the nominees listed below is currently a Class II director of the Company. Mr. Bode has not been nominated for re-election at the Annual Meeting. If elected at the Annual Meeting, each of Messrs. Calder and Watton would serve until the 2029 annual meeting of our stockholders and until such director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2025 annual meeting of our stockholders.
As described further in Proposal 3 below, the Board recommends that the Company’s stockholders approve at the Annual Meeting an amendment to the Company’s Restated Certificate of Incorporation to phase out the classified Board structure and provide that all directors elected at or after the 2027 annual meeting of stockholders be elected on an annual basis.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unable to serve or for good cause will not serve as a director, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee would be unable to serve.

15	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
Board Nominees for Election as a Class II Director for a Three-Year Term Expiring at the 2029 Annual Meeting

Douglas W. Calder has served as a director of our Company since April 2023. Since 2015, Mr. Calder has served as president and financial controller, as well as a director, of Vycellix, Inc. and its subsidiaries and affiliates. He has also served as a member of the board of directors for NextGenNK since 2019; a member of the board of directors of BioFlorida from 2019 to 2025, and, since then, as a special advisor to the board; a member of the Society for Natural Immunity since 2018; and a member of the board of directors of Lunai Bioworks, Inc. (formerly Renovaro, Inc.) since 2024. Mr. Calder has more than 30 years of life science executive experience, having served in various senior executive roles for Florida-based biotechnology companies and research institutes, including Viragen, Accentia Biopharmaceuticals, Biovest International and the Vaccine & Gene Therapy Institute of Florida, as well as having formerly served as a registered financial portfolio manager, with a focus on life science equities, with Gruntal & Co. and Dean Witter Reynolds.
Education
Mr. Calder received a BA from Florida State University.
Experience and Qualifications
Our Board believes that Mr. Calder’s experience in the biotechnology and life science industries, including as an executive and as director, provide him with the qualifications and skills to serve as a director of our Company.

Douglas W. Calder Independent

Age: 59 Director Since: April 2023 Zevra Board Committees: •Compensation •Nominating & Corporate Governance (Chair)

Skills

	Executive Leadership	Corporate Governance
	Industry	Investor Relations

2026 Proxy Statement	16

PROPOSAL 1 ELECTION OF DIRECTORS

Corey Watton has served as a director of our Company since April 2023. Mr. Watton currently serves as chief financial officer of Hausmann Construction, Inc. Prior to Hausmann, Mr. Watton served as president and chief executive officer of Fusion Medical Staffing, LLC from 2023 to 2025, having previously served for four years as Fusion’s chief financial officer, where he oversaw finance, project management, operations, facilities and legal, as well as human resources. From 2009 through 2019, he served as chief financial officer of Home Instead Senior Health Care, a global leader in in-home health care, where he oversaw finance, subsidiary companies and the financial arm of an international subsidiary. He previously was a partner of Lutz & Company, a regional accounting firm, from 1996 to 2009.
Education
Mr. Watton is a certified public accountant and received a BS in Finance and Accounting from University of Nebraska-Lincoln.
Experience and Qualifications
Our Board believes that Mr. Watton’s senior leadership roles in the medical services industry, combined with his expertise in accounting, make him well qualified to serve as a director of our Company.

Corey Watton Independent

Age: 56 Director Since: April 2023 Zevra Board Committees: •Audit •Compensation

Skills

	Executive Leadership	Finance
Operations

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF DOUGLAS W. CALDER AND COREY WATTON.

17	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
Class I Directors Continuing in Office Until the 2028 Annual Meeting

Alicia Secor has served as a director of our Company since December 2025. Since January 2026, she has served as president and chief executive officer, as well as a director, of Paratus Sciences Corporation, a privately-held biotechnology company that harnesses evolutionary insights via its AI engine to deliver breakthrough medicines for cardiometabolic and immune & inflammatory diseases. From 2019 to 2025, she served as president and chief executive officer, as well as a director, of Atalanta Therapeutics, Inc., a privately-held biotechnology company pioneering new treatment options for neurodegenerative diseases. Prior to that, Ms. Secor served as president and chief executive officer of Juniper Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, from 2016 to 2018, when the company was acquired by Catalent, Inc. From 1998 to 2013, Ms. Secor held various roles of increasing responsibility at Genzyme (now a part of Sanofi), culminating in her tenure as vice president and general manager of Metabolic Diseases. Ms. Secor also served on the board of directors of Orchard Therapeutics plc, an English global gene therapy company that was publicly traded in the United States on the Nasdaq market, until its acquisition by Kyowa Kirin Co., Ltd. in 2024. She also served on the boards of G1 Therapeutics, Inc., prior to its acquisition by Pharmacosmos A/S, and GW Pharmaceuticals plc, prior to its acquisition by Jazz Pharmaceuticals plc. She also served on the board of the Foundation for Prader-Willi Research, a non-profit organization.
Education
Ms. Secor holds an MBA from D’Amore-McKim School of Business at Northeastern University and a BS in Health Administration from the University of New Hampshire.
Experience and Qualifications
Our Board believes that Ms. Secor’s more than 30 years of experience in the life sciences industry, including as CEO and director of private and public companies, make her well qualified to serve as a director of our Company.

Alicia Secor Independent

Age: 63 Director Since: December 2025 Zevra Board Committees: •Audit •Compensation

Skills

	Executive Leadership	Corporate Governance
	Industry	Finance
	Operations	International
Investor Relations

2026 Proxy Statement	18

PROPOSAL 1 ELECTION OF DIRECTORS

Tamara A. Favorito has served as a director of our Company since August 2021, and as our Board Chair since May 2023. Ms. Favorito has more than 35 years of life sciences industry experience, including 20 years as a chief financial officer. Since 2021, she has served as a board member and audit committee chair of Artelo Biosciences, Inc., a publicly-traded clinical-development stage company. In 2019, Ms. Favorito served as interim chief financial officer of Immunic, Inc., a publicly-traded clinical-stage drug development company. She also served as chief financial officer of Signal Genetics, Inc. (now Viridian Therapeutics, Inc.), a publicly-traded molecular diagnostics company, from 2014 to 2017, HemaQuest Pharmaceuticals, Inc., a venture-backed clinical-stage drug development company, from 2010 to 2014, and Favrille, Inc. (now MMR Global, Inc.), a publicly-traded clinical-stage drug development company, from 2001 to 2009. Earlier in her career, she spent eight years in public accounting with Deloitte & Touche LLP and PricewaterhouseCoopers LLP. Her extensive experience includes leading multiple private and public financings, including Favrille’s IPO, and M&A transactions, as well as leading the finance, investor relations, human resources, administration and managed care functions. Ms. Favorito served on the board of directors of Kintara Therapeutics, Inc. from 2021 until its merger with TuHura Biosciences, Inc. in 2024, and Beacon Discovery, Inc. from 2018 until their acquisition by Eurofins Scientific in 2021.
Education
Ms. Favorito is a certified public accountant (inactive). She received an MBA, emphasis in Finance, from Georgia State University, and a BBA, emphasis in Accounting, from Valdosta State University.
Experience and Qualifications
Our Board believes that Ms. Favorito’s deep experience in corporate management, finance and life science as chief financial officer of multiple public companies provides her with the qualifications and skills to serve as a director of our Company.

Tamara A. (Seymour) Favorito Chair of the Board Independent

Age: 67 Director Since: August 2021 Zevra Board Committees: •Audit (Chair)

Skills

	Executive Leadership	Corporate Governance
	Industry	Finance
Investor Relations

19	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
Class III Directors Continuing in Office Until the 2027 Annual Meeting

Thomas D. Anderson has served as a director of our Company since August 2023. Mr. Anderson is a 35-year veteran of the biopharma industry and has led and been a part of high-growth organizations for much of his career. Mr. Anderson served as chief executive officer of SwanBio Therapeutics from 2019 to 2023, as well as a director until he resigned in March 2024. Prior to that, he served as the chief commercial strategy officer of Sage Therapeutics, Inc. from 2014 to 2018. From 2004 to 2014, Mr. Anderson was a senior executive with Shire Pharmaceuticals Group in a number of operational and strategic roles in both rare diseases and specialty pharmaceuticals. Prior to that, he spent 17 years at Johnson & Johnson’s pharmaceutical companies, McNeil and Janssen, in various business capacities.
Education
Mr. Anderson earned his MBA from the University of Notre Dame’s Mendoza College of Business Administration. He received his BS in civil engineering from the P.C. Rossin College of Engineering at Lehigh University.
Experience and Qualifications
Our Board believes that Mr. Anderson’s significant leadership experience in the biotechnology industry and his experience in rare disease qualify him to serve as a director of our Company.

Thomas D. Anderson Independent

Age: 70 Director Since: August 2023 Zevra Board Committees: •Compensation (Chair) •Nominating and Corporate Governance

Skills

	Executive Leadership	Corporate Governance
	Industry	Operations
International

2026 Proxy Statement	20

PROPOSAL 1 ELECTION OF DIRECTORS

Neil F. McFarlane has served as our President and Chief Executive Officer, and as a member of our Board, since October 2023. Mr. McFarlane served as a member of the board of directors of Collegium Pharmaceutical Inc. from 2022 to 2024. Previously, Mr. McFarlane served as the chief executive officer and a member of the board of directors of Adamas Pharmaceuticals, Inc. from 2019 until its acquisition by Supernus Pharmaceuticals, Inc. in 2021. Mr. McFarlane worked as an independent consultant from June 2019 to August 2019 and again from December 2021 to September 2023, providing consulting services for biotechnology, pharmaceutical, and financial services companies. From 2016 to 2019, Mr. McFarlane served as the chief operating officer of Retrophin, Inc., now known as Travere Therapeutics, Inc., where he was responsible for overseeing operations. From 2011 to 2016, Mr. McFarlane served as vice president and general manager of UCB, Inc.’s U.S. Immunology Business Unit and as vice president for its Global Bone Business Unit in collaboration with Amgen Inc. Prior to that, Mr. McFarlane held positions of increasing responsibility with Genzyme Corporation (“Genzyme”) and Sangstat Medical Corporation, which was acquired by Genzyme. Mr. McFarlane previously served as an officer and enlisted soldier in the United States Army Reserves.
Education
Mr. McFarlane received his B.S. degree and M.S. degree in Nursing from the University of Florida.
Experience and Qualifications
Our Board believes that Mr. McFarlane’s over 25 years of global biopharmaceutical and life sciences experience provide him with the qualifications and skills to serve as a director of our Company.

Neil F. McFarlane President and Chief Executive Officer

Age: 53 Director Since: October 2023 Zevra Board Committees: •None

Skills

	Executive Leadership	Corporate Governance
	Industry	Finance
	Operations	International
Investor Relations

21	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS

Alvin Shih, M.D. has served as a director of our Company since January 2024. Dr. Shih has broad experience in drug development, spanning multiple indications with a focus on rare diseases, including as the chief operating officer and founding member of Pfizer Inc.’s rare disease research unit from 2010 to 2014. Since 2025, he has been chief executive officer of Imbria Pharmaceuticals, a biotechnology company developing therapeutics for rare and common cardiac diseases. Prior to his current role, he served as chief executive officer of Catamaran Bio, Inc. from 2021 to 2024. From 2019 to 2020, he served as the chief executive officer of Disarm Therapeutics, a biotechnology company that developed therapeutics for neurodegenerative diseases and that was acquired by Eli Lilly in 2020. From 2016 to 2019, Dr. Shih was chief executive officer of Enzyvant Therapeutics, where he led the company’s cell/tissue-based therapy development for treating a rare immunological disease. He was also the executive vice president and head of research at Retrophin, Inc., where he worked on therapies for multiple disease indications. Dr. Shih previously worked in management consulting at McKinsey & Company and L.E.K. Consulting, LLC.
Education
Dr. Shih received his medical degree from the University of Alabama and completed his residency training at the Massachusetts General Hospital. He also holds an M.B.A. from the Kellogg School of Management at Northwestern University.
Experience and Qualifications
Our Board believes that Dr. Shih’s significant leadership experience in the biotechnology industry and his experience in rare disease qualify him to serve as a director of our Company.

Alvin Shih, M.D. Independent

Age: 49 Director Since: January 2024 Zevra Board Committees: •Compensation •Nominating and Corporate Governance

Skills

	Executive Leadership	Industry
	Operations	International

2026 Proxy Statement	22

PROPOSAL 1 ELECTION OF DIRECTORS
Information Regarding the Board of Directors and Corporate Governance
Director Independence
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Anderson, Mr. Bode, Mr. Calder, Ms. Favorito, Ms. Secor, Dr. Shih and Mr. Watton.
In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board considered the current and prior relationships that each non‑employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non‑employee director. Mr. McFarlane, our President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Based on the Company’s present circumstances, the Board believes that the Company and its stockholders are best served by having Ms. Favorito serve as its Board Chair and Mr. McFarlane serve as its President and Chief Executive Officer. Our current leadership structure permits Mr. McFarlane to focus his attention on managing our business, while Ms. Favorito manages the Board and oversees the Company’s strategy and corporate governance. We believe that this governance structure best reinforces the independence of the Board from management. In addition, we believe the Board Chair is well‑positioned to act as a bridge between management and the independent directors, facilitating the regular flow of information. Among other duties, the Board Chair may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.
However, our Board will continue periodically to review our leadership structure and may make such changes in the future as it deems appropriate. During its routine review of the Board’s leadership structure, the Board and the Company regularly consider the circumstances under which the roles of Board Chair and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. The Company proactively engages with stockholders from time to time throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on Board leadership structure. If, in the future, the Board Chair is a member of management or does not otherwise qualify as independent, the Board may in its discretion consider the appointment of a lead independent director. If appointed, the lead independent director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board at which the Board Chair is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Board Chair.
Based on voluntary self‑identification by our directors, our Board consists of two female and six male directors. Six of our directors identify as white, one director identifies as Asian, and one director identifies as African American or Black.

23	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. The Board and its committees re‑assess the Company’s risk environment on an ongoing basis and consult with outside parties as needed from time to time in addressing both current and anticipated future risks. The Board elects to retain direct oversight responsibility for risks that are most effectively overseen by simultaneously leveraging broader areas of director expertise. Additionally, while the Board and its committees all review risks over the short‑, intermediate‑, and long‑term, the Board more frequently elects to retain direct oversight over short‑term or immediate risks. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Additionally, our Board considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit Committee oversight of cybersecurity and other information technology risks. The Audit Committee oversees management’s implementation of our cybersecurity risk management program. The Audit Committee also provides oversight and assistance in connection with our legal, regulatory and ethical compliance programs as established by management and the Board. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) oversees all aspects of our corporate governance functions and related risks. The Compensation Committee of the Board (the “Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk‑taking.
Management’s involvement in day‑to‑day risk management enables the Company’s disclosure committee, which consists of members of management, to assist our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, implements and supervises day‑to‑day risk management processes. Both the Board as a whole and the various standing committees receive periodic reports from our employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Meetings of the Board of Directors
Our Board met ten times during 2025. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served during the portion of 2025 for which he or she was a director or committee member.
In the fiscal year ending December 31, 2025, our independent directors (within the meaning of the applicable Nasdaq listing standards) met regularly in executive sessions at which only our independent directors were present.
Information Regarding Committees of the Board
The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides current membership for each of the Board committees and the total number of meetings each of the Board committees held in 2025.

Name	Audit	Compensation	Nominating and Corporate Governance
Thomas D. Anderson		*
Douglas W. Calder			*
Alicia Secor
Tamara A. Favorito	*
Alvin Shih, M.D.
Corey Watton
Total meetings in 2025	5	4	5
*    Committee Chair

2026 Proxy Statement	24

PROPOSAL 1 ELECTION OF DIRECTORS
Below is a description of each committee of the Board.
AUDIT COMMITTEE
The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accounting firm. Our Audit Committee consists of three directors, Tamara A. Favorito, Alicia Secor and Corey Watton. Our Board has determined that each of Ms. Favorito, Ms. Secor and Mr. Watton are independent directors under Nasdaq listing rules and under Rule 10A-3 under the Exchange Act. Ms. Favorito is the chair of the Audit Committee. Our Board has determined that Ms. Favorito is considered to be an “audit committee financial expert,” as defined by SEC rules and regulations, following a qualitative assessment of her level of financial expertise, knowledge and experience based on a number of factors, including her previous business experience as described above, under the section titled “Class I Directors Continuing in Office until the 2028 Annual Meeting.”
The principal duties and responsibilities of the Audit Committee include:
•appointing and retaining an independent registered public accounting firm to audit our financial statements, assessing its independence from the Company, overseeing the independent registered public accounting firm’s work and determining the independent registered public accounting firm’s compensation;
•approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;
•setting hiring policies for the employees or former employees of our independent registered public accounting firm;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit, the independent registered public accounting firm’s review of our quarterly financial statements, and our earnings press releases;
•conferring with management and our independent registered public accounting firm about the scope, adequacy and effectiveness of our internal accounting control and our financial reporting;
•reviewing and approving related-person transactions;
•reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure adherence to applicable laws and rules, as well as to the Zevra Therapeutics, Inc. Code of Business Conduct and Ethics (the “Code of Conduct”); and
•reviewing and discussing with management and our independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including relating to our accounting matters, financial reporting, legal and regulatory compliance, and information technology, including cybersecurity and data privacy, and the steps taken by management to monitor and control such exposures.
The Audit Committee met five times during 2025. Our Board has adopted a written Audit Committee charter that is available to our stockholders at http://www.zevra.com under “Investors.”

25	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD (1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Tamara A. Favorito (Chair)
Alicia Secor
Corey Watton
(1)The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
COMPENSATION COMMITTEE
The Compensation Committee is composed of five directors, Thomas D. Anderson, Douglas W. Calder, Alicia Secor, Alvin Shih, M.D. and Corey Watton. All members of our Compensation Committee are independent under the Nasdaq listing rules, including with respect to service on a compensation committee, and each is a non-employee member of our Board as defined in Rule 16b 3 under the Exchange Act. Mr. Anderson is the chair of the Compensation Committee. Our Board has determined that the composition of the Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with, the applicable requirements of the Nasdaq listing rules and SEC rules and regulations.
The principal duties and responsibilities of the Compensation Committee include:
•reviewing our overall compensation strategy and policies, establishing and recommending to the full Board for determination and approval, the individual and corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and recommending to the full Board for approval the compensation of our Chief Executive Officer, including incentive based and equity based compensation, based on that evaluation;
•setting, or recommending to the full Board for approval, the compensation of our other executive officers;
•exercising administrative authority under our incentive compensation and equity-based plans and arrangements, which may be adopted from time to time;
•setting, or recommending to the full Board for approval, the type and amount of compensation to be paid to our directors;
•manage the appointment, compensation and oversight of any compensation consultant retained by the Compensation Committee;
•reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and
•preparing a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.
The Compensation Committee met four times during 2025. Our Board has adopted a written Compensation Committee charter that is available to our stockholders at www.zevra.com under “Investors.”

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PROPOSAL 1 ELECTION OF DIRECTORS
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets three times per year, but may meet with greater or lesser frequency, as deemed necessary by the Compensation Committee. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our chief executive officer. The Compensation Committee meets regularly in executive sessions. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the Compensation Committee’s charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Compensation Committee’s charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence. However, there is no requirement that any adviser be independent.
In 2025, the Compensation Committee engaged Alpine Rewards, LLC (“Alpine”) as its compensation consultant, who provided reports and recommendations for the Compensation Committee’s consideration when making compensation decisions for our non-employee directors and executive officers in 2025. The Compensation Committee has considered the adviser independence factors required under SEC and Nasdaq rules as they relate to Alpine and has determined that Alpine’s work does not raise a conflict of interest.
Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee has formed a single-member stock award subcommittee, currently composed of our Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees of the Company at or below SVP-level (other than employees subject to Section 16 of the Exchange Act), provided that such grants are made in accordance with guidelines established by the Compensation Committee. As part of the Compensation Committee’s oversight function, the minutes of each meeting and copies of each action by unanimous written consent of the single-member committee are to be sent to the members of the Compensation Committee.
The Compensation Committee endeavors to make appropriate adjustments to annual compensation, determine bonus and equity awards and establish new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to it by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

27	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee is composed of three directors, Thomas D. Anderson, Douglas W. Calder and Alvin Shih, M.D. Mr. Calder is the chair of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent under the Nasdaq listing standards.
The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:
•identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board), and recommending prospective director candidates to the Board to serve as directors;
•serving as a focal point for communication between director candidates, non-committee directors and the Company’s management;
•reviewing and evaluating the performance of incumbent directors and the performance of the full Board and Board committees;
•making recommendations to the Board regarding affairs relating to the directors of the Company, including regarding the membership of the committees of the Board;
•making recommendations to the Board regarding corporate governance issues;
•overseeing and reviewing the processes and procedures used to provide information to the Board and its committees;
•reviewing with the Chief Executive Officer the plans for succession to the offices of Chief Executive Officer and other key executive officers and making recommendations to the Board with respect to succession planning;
•reviewing Company policy statements to determine their adherence to our Code of Conduct and considering any request by our directors or executive officers for a waiver from the Code of Conduct; and
•overseeing and reviewing the Company’s corporate governance functions on behalf of the Board, including reviewing and assessing the adequacy of our Restated Certificate, Bylaws and Board committee charters.
The Nominating and Corporate Governance Committee met five times during 2025. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to our stockholders at http://www.zevra.com under “Investors.”
The Nominating and Corporate Governance Committee appreciates the value of thoughtfully refreshing the Board over time, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. The Committee continuously evaluates the need for refreshing the composition of the Board in light of its view that new and varied perspectives can provide a valuable benefit.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Nominating and Corporate Governance Committee also considers such factors as experience in corporate management, such as serving as an officer or board member of another publicly held company; possessing professional and academic experience relevant to the Company’s industry; demonstrated leadership skills; experience in financing and accounting and/or executive compensation practices; having the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and having the integrity, experience, ability to exercise sound business judgment, commitment, independence for purposes of the Nasdaq listing standards, skills, expertise appropriate for the Company. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time and within the context of the current needs of the Board and the Company with the goal to maintain a balance of knowledge, experience and capability in various areas germane to the business. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers depth and variety of experience, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing

2026 Proxy Statement	28

PROPOSAL 1 ELECTION OF DIRECTORS
standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage a professional search firm, if it deems appropriate. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee c/o Zevra Therapeutics, Inc., 101 Federal Street, 29th Floor, Boston, MA 02110, Attn: Secretary, at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include the full name, age, business address and residence address of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information for the proposed nominee, a description of the proposed nominee’s qualifications as a director, the name and address of the stockholder on whose behalf the submission is made and the number and class of the Company’s shares that are beneficially owned by such stockholder and such nominee as of the date of submission, including the date that such shares were acquired by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Stockholder Communications with the Board of Directors
The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Zevra Therapeutics, Inc., 101 Federal Street, 29th Floor, Boston, MA 02110, Attn: Secretary. Each communication must set forth:
•the name and address of the stockholder on whose behalf the communication is sent; and
•the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.
Our Secretary will review each communication and forward the communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication.
All communications directed to the Audit Committee in accordance with our open‑door policy for reporting complaints regarding accounting and auditing matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the chair of the Audit Committee.

29	Zevra

PROPOSAL 1 ELECTION OF DIRECTORS
Code of Ethics
We have adopted the Zevra Therapeutics, Inc. Code of Business Conduct and Ethics, which applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on our website at http://www.zevra.com under “Investors.” If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Insider Trading Policy
Our Board has adopted the Amended and Restated Insider Trading and Window Period Policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and listing standards applicable to us. Our Insider Trading Policy prohibits our directors, officers and employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time. The Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10‑K for the fiscal year ended December 31, 2024, filed with the SEC on March 12, 2025.

2026 Proxy Statement	30

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has selected EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further recommended that the Board submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of EY are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of EY as the Company’s independent registered public accounting firm. However, the audit committee is submitting the appointment of EY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
EY has served as the Company’s independent registered public accounting firm since June 14, 2022.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025, and December 31, 2024, by EY, the Company’s principal accountant.

	Fiscal Year Ended(1)
	2025	2024
	(in thousands)
Audit Fees(2)	$973	$970
Audit‑related Fees(3)
Tax Fees(4)
All Other Fees(5)
Total Fees	$973	$970
(1)All fees described in this table and corresponding footnotes were pre‑approved by the Audit Committee.
(2)Audit Fees are fees for the annual audit and quarterly reviews of the Company’s financial statements, audits required by public company regulation, professional consultations with respect to accounting issues, registration statement filings and issuance of consents and similar matters.
(3)Audit‑related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” No Audit‑related Fees were billed in fiscal year 2025 or 2024.
(4)Tax Fees are fees for tax compliance, planning and preparation. No Tax Fees were billed in fiscal year 2025 or 2024.
(5)All Other Fees are fees for products and services other than the services described above. No Other Fees were billed in fiscal year 2025 or 2024.

31	Zevra

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pre‑Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre‑approval of audit and non‑audit services rendered by the Company’s independent registered public accounting firm. That policy provides, among other things, for specified services that are generally pre‑approved in the defined categories of audit services, audit‑related services, tax services and other permissible non‑audit services, so long as such non‑audit services will not impair the independent registered public accounting firm’s independence and are consistent with applicable rules and regulations, up to specified amounts. Pre‑approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit or case‑by‑case basis before the independent registered public accounting firm is engaged to provide each service. The pre‑approval of services may be delegated to one or more of the Audit Committee’s members, but any such decision taken by a member must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by EY was compatible with maintaining the independent registered public accounting firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2026 Proxy Statement	32

PROPOSAL 3
Approval of Declassification of the Board
Currently, the Restated Certificate of Incorporation (the "Restated Certificate") of the Company provides for a classified Board, divided into three classes of directors, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board and each class elected for a three-year term.
After considering the advantages and disadvantages of declassification, including the feedback received from our stockholders, the Board has determined it is in the best interests of the Company and its stockholders to amend the Restated Certificate to declassify the Board over the next three years (the “Amendment”). The Board has approved, and recommends that the Company's stockholders approve, the Amendment to the Company's Restated Certificate to phase out the classified Board structure and provide for the annual election of all directors beginning with the 2029 annual meeting of stockholders.
Nominees at this Annual Meeting will be elected to serve a three-year term expiring at the 2029 annual meeting of stockholders. Directors whose terms end at the 2027 annual meeting will continue to serve until that meeting.
If this proposal is approved by stockholders, at the Company's 2027 annual meeting of stockholders, each director nominated for election would be elected for a one-year term expiring at the Company’s 2028 annual meeting of stockholders. Directors whose terms end at the 2028 annual meeting will continue to serve until that meeting. At the 2028 annual meeting of stockholders, each director nominated for election would be elected for a one-year term expiring at the Company’s 2029 annual meeting of stockholders. From and after the 2029 annual meeting, the Board would no longer be classified and, at each succeeding annual meeting of the stockholders of the Company, each director would be elected for a one-year term.
The Amendment would not shorten the term of any director or change the number of directors or the Board's authority to change that number and to fill any vacancies or newly-created directorships.
Delaware law provides that, unless otherwise addressed in the certificate of incorporation, members of a board that is classified may be removed only for cause. The Amendment provides that a director serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause, and all other directors may be removed with or without cause.
The Amendment, showing the relevant provisions of the Restated Certificate in their amended and restated form, is attached to this Proxy Statement as Appendix A. Stockholders are urged to read the Amendment in its entirety.
If this Proposal 3 is approved, the Amendment will become legally effective upon the filing of a Certificate of Amendment setting forth the Amendment with the Delaware Secretary of State. The Company would make that filing promptly after the Annual Meeting if our stockholders approve the Amendment. At any time prior to the effectiveness of the Amendment, notwithstanding approval of the Amendment by the stockholders of the Company, the Board may abandon the Amendment without further action by the stockholders.
If this Proposal 3 is not approved, the Board will remain classified and approximately one-third of the Board will stand for election in any given year pursuant to the Company's Restated Certificate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO AMEND THE RESTATED CERTIFICATE AS DESCRIBED IN THIS PROPOSAL.

33	Zevra

The following table sets forth information concerning our executive officers as of the date hereof:

Neil F. McFarlane	Adrian Quartel, M.D., FFPM	Joshua Schafer, M.S., MBA	Rahsaan W. Thompson	Justin Renz
President, Chief Executive Officer and Director	Chief Medical Officer	Chief Commercial Officer	Chief Legal Officer, Secretary and Compliance Officer	Chief Financial Officer
Neil F. McFarlane
Biographical information regarding Mr. McFarlane is set forth under “Class III Directors Continuing in Office until the 2027 Annual Meeting.”

Dr. Quartel was previously the Chief Medical Officer of Acer Therapeutics (acquired by Zevra in 2023), where he played a key role in guiding clinical development, medical affairs and regulatory compliance. Following the acquisition, Dr. Quartel was appointed Chief Medical Officer at Zevra, where he continues to oversee the development of our multiple rare disease assets. Dr. Quartel also served as the Chief Medical Officer at Adamas Pharmaceuticals, a company focused on drug development for neurological diseases. He previously served as the Group Vice President of Global Medical Affairs at BioMarin Pharmaceuticals Inc., where he spearheaded the launch of six treatments for rare diseases or genetic disorders, including KUVAN®, VIMIZIM®, and Brineura®. Earlier in his career, Dr. Quartel oversaw clinical development and held senior medical leadership positions at Astellas, Chiltern, and ICON Clinical Research. Dr. Quartel also worked as a clinical research fellow at UCLA Cedars-Sinai and as a resident in cardio-thoracic surgery at Erasmus University Medical Center in Rotterdam, the Netherlands.
Education
Dr. Quartel holds an M.D. from Erasmus University Medical School, Rotterdam, and has a postgraduate specialization in pharmaceutical medicine from the Faculty of Pharmaceutical Medicine in London. Dr. Quartel is board certified by the General Medical Council (GMC) in pharmaceutical medicine in the United Kingdom.

Adrian Quartel, M.D., FFPM Chief Medical Officer

Age: 59

2026 Proxy Statement	34

EXECUTIVE OFFICERS

Joshua Schafer has served as Zevra’s Chief Commercial Officer since January 2023. From January 2023 to March 2025, in addition to serving as our Chief Commercial Officer, he served as our Executive Vice President, Business Development. Mr. Schafer brings to Zevra over 25 years of pharmaceutical commercial, new product development and merger and acquisition (M&A) experience. Mr. Schafer previously served as General Manager and Senior Vice President of the Autoimmune and Rare Disease business at Mallinckrodt Pharmaceuticals, and, prior to that, he served as Chief Strategy and Business Officer. Earlier in his career, Mr. Schafer served as Vice President and Oncology Therapeutic Area Head at Astellas Pharmaceuticals, where he was responsible for building the company’s global oncology franchise. He also held senior roles at Takeda Pharmaceuticals, Accenture (formerly Anderson Consulting), G. D. Searle & Co. (later acquired by Pfizer) and Cognia Corporation.
Education
Mr. Schafer received his B.A. in Biology and German at the University of Notre Dame, and both an M.S. in Biotechnology and an M.B.A. from Northwestern University.

Joshua Schafer Chief Commercial Officer

Age: 55

Rahsaan W. Thompson has served as our Chief Legal Officer, Secretary and Compliance Officer since June 2024. Mr. Thompson brings more than 25 years of experience as a business leader and attorney in the biotech industry. He has extensive experience handling corporate governance, clinical studies, intellectual property, licensing arrangements, and litigation, among other responsibilities. Mr. Thompson previously served as the Chief Legal Officer at Lyell Immunopharma, a publicly-traded and clinical-stage biotech corporation. Prior to his role at Lyell, he was the Executive Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer at Gritstone bio, a publicly-traded, clinical-stage biotech company. Prior to that, Mr. Thompson served as General Counsel at Opiant Pharmaceuticals and Actelion Pharmaceuticals. Earlier in his career, Mr. Thompson worked in General and Corporate Counsel roles at Quarles & Brady, Abraxis Bioscience and McKesson Corporation, and he served as Assistant District Attorney in the Philadelphia District Attorney’s Office. Mr. Thompson serves on the Board of Trustees for the Oakland Museum of California, The Just Society and formerly the American Kidney Fund. He has bar admissions in the States of Illinois and Pennsylvania.
Education
Mr. Thompson received his J.D. from Hofstra University School of Law and his B.Sc. from Southern Methodist University.

Rahsaan W. Thompson Chief Legal Officer, Secretary and Compliance Officer

Age: 55

35	Zevra

EXECUTIVE OFFICERS

Justin Renz has served as our Chief Financial Officer since March 2026. Mr. Renz brings more than 25 years of biopharmaceutical financial leadership experience, including roles at publicly-traded, commercial-stage companies. Mr. Renz most recently served as Chief Financial & Operations Officer at Ardelyx, where he had an active role in the launch and commercialization of two innovative, first-in-class medicines. Previously, he was President and Chief Financial Officer of Correvio Pharma, a global specialty pharmaceutical company dedicated to the commercialization of cardiovascular and infectious disease products. Prior to Correvio, Mr. Renz was executive vice president, chief financial officer, and treasurer of Karyopharm Pharmaceuticals and executive vice president and chief financial officer at Zalicus Inc. (formerly CombinatoRx, Inc.). Earlier in his career, Mr. Renz held numerous positions of increasing responsibility at EMD Serono Inc., ArQule, Inc., Coley Pharmaceutical Group, and Millipore Corporation. Mr. Renz began his career with Arthur Andersen LLP in 1993.
Education
Mr. Renz earned a Bachelor of Arts in economics and accounting from the College of the Holy Cross, a Master of Science in taxation from Northeastern University, and a Master of Business Administration from Suffolk University. He is also a certified public accountant in Massachusetts.

Justin Renz Chief Financial Officer

Age: 54

2026 Proxy Statement	36

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•each of our named executive officers
•each of our directors; and
•all of our current executive officers and directors as a group.
The percentage ownership information shown in the table is based upon [●] shares of common stock outstanding as of the Record Date.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include (a) shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before June 5, 2026, which is 60 days after the Record Date, and (b) restricted stock units vesting on or before that date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Zevra Therapeutics, Inc., 101 Federal Street, 29th Floor, Boston, MA 02110.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Principal Stockholders:
BlackRock, Inc.(1)	4,080,420	[●%]
Woodline Partners LP(2)	3,476,143	[●%]

Named Executive Officers and Directors:
Neil F. McFarlane(3)	[●]	*
Rahsaan W. Thompson(4)	[●]	*
R. LaDuane Clifton, MBA, CPA(5)	[●]	*
Thomas D. Anderson(6)	[●]	*
John B. Bode(7)	[●]	*
Douglas W. Calder(8)	[●]	*
Tamara A. Favorito(9)	[●]	*
Alicia Secor(10)	[●]	*
Alvin Shih, M.D.(11)	[●]	*
Corey Watton(12)	[●]	*
All current directors and executive officers, as a group (12 persons)(13)	[●]	[●]
*    Represents beneficial ownership of less than 1%.
(1)As reported on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 5, 2025. BlackRock has sole voting power over 4,027,153 shares and sole dispositive power over 4,080,420 shares. BlackRock may be deemed to be the beneficial owner of the 4,080,420 shares held by funds and separately managed accounts under its control The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

37	Zevra

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(2)As reported on a Schedule 13G filed by Woodline Partners LP (“Woodline”) with the SEC on November 14, 2025. Woodline has sole voting and dispositive power over 3,476,143 shares. The principal business address of Woodline is 4 Embarcadero Center, Suite 3450, San Francisco, CA 94111.
(3)Consists of (a) [●] shares of common stock held directly by Mr. McFarlane and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(4)Consists of (a) [●] shares of common stock held directly by Mr. Thompson and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(5)Consists of (a) [●] shares of common stock held directly by Mr. Clifton and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(6)Consists of (a) [●] shares of common stock held directly by Mr. Anderson and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(7)Consists of (a) [●] shares of common stock held directly by Mr. Bode and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(8)Consists of (a) [●] shares of common stock held directly by Mr. Calder and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(9)Consists of (a) [●] shares of common stock directly held by Ms. Favorito and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(10)Consists of (a) [●] shares of common stock held directly by Ms. Secor and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(11)Consists of (a) [●] shares of common stock held directly by Mr. Shih and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(12)Consists of (a) [●] shares of common stock directly held by Mr. Watton and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(13)Consists of (a) [●] shares of common stock directly and (b) [●] shares of common stock underlying options that are exercisable within 60 days of the Record Date.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, or collectively, the Reporting Persons, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such forms filed with the SEC and written representations of the Reporting Persons received by us, during the year ended December 31, 2025, all required Section 16 reports under the Exchange Act for our directors, officers, and beneficial owners of greater than 10% of our common stock were filed on a timely basis other than (i) those previously reported in our definitive proxy statement filed in 2025; (ii) one late Form 4 reporting one transaction for Alicia Secor; and (iii) one late Form 4 reporting five transactions for R. LaDuane Clifton.

2026 Proxy Statement	38

General
As a smaller reporting company, SEC rules allow us to provide less detail about our executive compensation program. However, the Compensation Committee is committed to providing all of the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2025 executive compensation program for our named executive officers (“NEOs”).
In the discussion set forth below, we provide an overview and analysis of the compensation awarded to or earned by our NEOs identified in the 2025 Summary Compensation Table below during the fiscal year ending December 31, 2025, including the elements of our compensation program for NEOs, material compensation decisions made under that program for that fiscal year and the material factors considered in making those decisions. For the fiscal year ended December 31, 2025, our NEOs, which consisted of our principal executive officer and our two other most highly compensated executive officers for the fiscal year 2025, are listed below:
•Neil F. McFarlane, President, Chief Executive Officer and Director;
•Rahsaan W. Thompson, Chief Legal Officer, Secretary and Compliance Officer; and
•R. LaDuane Clifton, MBA, CPA, former Chief Financial Officer and Treasurer. Mr. Clifton ceased serving as our Chief Financial Officer as a result of his resignation, effective as of December 31, 2025.
Stockholder Advisory Vote on Executive Compensation
At our 2024 Annual Meeting of Stockholders, our stockholders voted, in a non-binding, advisory vote, to approve the compensation of our NEOs. The Compensation Committee and the full Board carefully evaluated the results and the feedback received and subsequently took steps to further strengthen alignment between Company performance and pay for our NEOs through the grant of performance-based equity awards as an element of compensation in 2025. We awarded the NEOs performance-based restricted stock units (“PSUs”) that are eligible to vest based on the achievement of revenue goals (subject to the applicable NEO’s continued employment), which awards are designed to better align executive pay with performance.

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EXECUTIVE COMPENSATION
Executive Summary
Compensation Highlights:

Base Salary	We made modest adjustments to base salaries in 2025 based on our review of our position to market against our peer group, and considering the roles and responsibilities of our NEOs. Adjustments made directly align our NEO salaries with our compensation philosophy.

Annual Bonus
Our annual bonus program continues to align our NEOs with our overall corporate strategy. Based on the Compensation Committee’s assessment of our overall performance, our corporate objectives were achieved at 95% of target in2025 (See “Cash-Based Incentive Compensation” for details).

Annual Equity Awards	In 2025, our NEOs received long-term incentive awards in the form of stock options, restricted stock units (“RSUs”) and PSUs.

Compensation Philosophy
Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure our success. The program seeks to align executive compensation with our short- and long-term objectives, business strategy and financial performance.
We intend that the total compensation of our NEOs reflects a “pay for performance” compensation philosophy. As detailed in the next section, we generally target total compensation relative to the 50th percentile of our peer group, but the Compensation Committee retains discretion to adjust compensation according to individual factors or performance. Our executive compensation program consists of three primary components: base salary, annual performance-based cash incentive awards and periodic equity-based incentives, which, in 2025, consisted of grants of stock options, RSUs and PSUs.
Compensation Setting Process
Role of the Board, Compensation Committee and Executive Officers
The Compensation Committee, with insights provided by the committee’s compensation consultant, evaluates and recommends the compensation for our President and Chief Executive Officer to the Board and makes compensation decisions regarding all of our other NEOs. Our President and Chief Executive Officer reviews the performance of our other executive officers and then makes recommendations to the Compensation Committee to assist it in determining their compensation levels. While the Compensation Committee utilizes this information and values management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee, except that the compensation of our President and Chief Executive Officer is approved by the Board.
Role of Compensation Consultant
Our Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making executive compensation decisions. Our Compensation Committee engages compensation consultants to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Alpine Rewards, LLC (“Alpine”) has advised our Compensation Committee since July 2024. When making executive compensation decisions for 2025, our Compensation Committee considered advice and data provided primarily by Alpine. Alpine provided the Compensation Committee with 2025 peer group information and reviewed this data with the Compensation Committee to determine whether our executive compensation is competitive, commensurate with the executive officers’ responsibilities and

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EXECUTIVE COMPENSATION
consistent with market trends in executive compensation practices for comparable companies. Alpine reported directly to the Compensation Committee; however, our President and Chief Executive Officer consulted with Alpine with respect to his assessments of the compensation of executive officers other than himself.
Alpine provided no additional services to us other than in its role of advising our Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules and Nasdaq listing standards as they relate to Alpine and does not believe that Alpine’s work in 2025 raised a conflict of interest. The Compensation Committee recognizes the very competitive market for executive talent in our industry and the importance of attracting and retaining strong talent as our business continues to evolve. Our positioning on compensation is intended to keep the Company competitive while strongly incentivizing performance and appropriately controlling executive compensation cost.
Use of Competitive Market Compensation Data
The Compensation Committee believes that it is important when making compensation decisions to consider the compensation practices of comparable public companies with which we compete for executive talent. To support this analysis, the Compensation Committee engaged Alpine, its independent compensation consultant, to develop and review a proposed list of peer group companies used to assess market compensation practices.
In August 2024, Alpine reviewed the Company’s existing peer group and recommended updates to ensure continued alignment with Zevra’s size, stage of development, and strategic focus. Following this review, the Compensation Committee approved revisions to the peer group for use in the Company’s 2025 compensation decisions, taking into consideration: industry sector and development stage; market capitalization; revenue; and headcount.
At the time the peer group was evaluated, the Company’s 30-day average market capitalization was approximately $339 million, with trailing twelve-month revenue of approximately $24 million and approximately 100 employees.
Using data compiled from these peer companies, Alpine prepared an assessment of executive compensation to inform the Compensation Committee’s determinations regarding executive compensation. Alpine prepared, and the Compensation Committee reviewed, a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of market data) with respect to base salary, annual incentive opportunities, equity compensation and total direct compensation.
In addition to using our compensation peer group as a data point, the Compensation Committee considers a wide range of available data to make informed decisions and advise the Board on all compensation matters. Our compensation decisions are based on factors such as individual and Company performance, market data, internal equity, experience and strategic needs.

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EXECUTIVE COMPENSATION
Elements of Our Executive Compensation Program
Historically, and for the fiscal year ending December 31, 2025, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives to be Achieved

Base Salary	Attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income.

Cash-Based Incentive Compensation	Promotes short-term performance objectives and rewards executives for their contributions toward achieving those objectives.

Long-Term Incentive Compensation	Aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.

Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Aids in attracting and retaining executive talent and helps executives to remain focused and dedicated during potential transition periods due to a Change in Control.

Retirement, Health, Welfare and Additional Benefits	Aids in attracting and retaining executive talent by supplementing competitive compensation packages.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program.

Base Salary
The base salaries of our NEOs are an important part of their total compensation package, intended to reflect their respective positions, duties and responsibilities. Our NEOs receive base salary to compensate them for satisfactory performance of their duties to our Company. The base salary payable to each NEO is intended to provide a visible and stable fixed component of compensation, reflecting the executive’s skill set, experience, role and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability.
Our Compensation Committee periodically reviews NEO base salaries in consultation with management and the committee's compensation consultant to determine whether any adjustments are necessary or appropriate. The following table shows the annual base salaries of our NEOs for 2024, 2025 and 2026. All annual base salary increases were effective March 1 of the given year.

Name	2024 Annual Base Salary ($)		2025 Annual Base Salary ($)	2026 Annual Base Salary ($)
Neil F. McFarlane	$700,000		$735,000	$777,000
Rahsaan W. Thompson	$450,000	(1)	$470,000	$495,000
R. LaDuane Clifton, MBA, CPA	$463,800		$480,000	N/A	(2)
(1)Mr. Thompson commenced employment with us on June 20, 2024. The amount shown is not pro-rated to reflect his partial year of employment.
(2)Mr. Clifton resigned from the Company, effective as of December 31, 2025.

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Cash-Based Incentive Compensation
Our NEOs generally have the opportunity to earn annual performance bonuses based on the achievement of short-term performance goals. The NEOs’ 2025 target annual cash bonuses, expressed as a percentage of base salary, were: 60% for Mr. McFarlane and 40% for each of the other two NEOs.
Our Compensation Committee generally determines annual bonuses for our NEOs by multiplying (a) base salary, by (b) the target cash bonus percentage, by (c) the level of achievement of corporate and/or individual performance objectives (if applicable). Up to an additional 40% of each NEO’s target bonus may be earned for outperformance based on certain bonus enhancements, as described below. The Compensation Committee also retains discretion to adjust annual bonuses to reflect Company performance, individual performance, or other factors it deems appropriate.
For 2025, annual performance bonuses for our NEOs were weighted 100% on corporate objectives. Corporate goals were organized into four key categories, with the following weightings: (1) 40% Commercial Excellence; (2) 30% Pipeline and Innovation; (3) 10% Talent and Culture; and (4) 20% Corporate Foundation.
Additionally, the Company offers bonus enhancements for exceeding market capitalization growth and other performance targets. For 2025, the Board determined that overall achievement of the corporate objectives and bonus enhancement resulted in an aggregate achievement level of 95% of target. In connection with his resignation, Mr. Clifton entered into a Separation Agreement and General Release, which provided for a payment of $192,000 that reflected 100% of his target bonus award for 2025. The actual amounts paid to our NEOs under our 2025 annual cash bonus program are set forth in the 2025 Summary Compensation Table below.
Our Compensation Committee periodically reviews NEO target bonus amounts in consultation with management and the committee's compensation consultant to determine whether any adjustments are necessary or appropriate. Our active NEOs’ 2026 target annual cash bonus opportunities have been adjusted to reflect recommendations by Alpine to align with market as follows: 70% for Mr. McFarlane and 45% for Mr. Thompson.
Long-Term Incentive Compensation
Our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) and our 2023 Employment Inducement Award Plan (the “2023 Plan”) authorize us to make grants to eligible recipients of stock options, restricted stock units and other stock-based awards. All awards granted in 2025 under these plans were in the form of stock options, RSUs and PSUs.
We awarded stock options, RSUs and PSUs to our NEOs during 2025 in the following amounts and with the vesting schedules indicated below. Options were granted with exercise prices equal to the fair market value of our common stock on the date of grant, as determined under the plans.

Name	Number of Shares Subject to Options Granted(1)	Number of RSUs Granted(2)	Number of PSUs Granted(3)
Neil F. McFarlane	225,000	112,500	72,500
Rahsaan W. Thompson	68,000	34,000	20,000
R. LaDuane Clifton, MBA, CPA	68,000	34,000	20,000
(1)The option award vests in equal annual installments over a period of four years, beginning on the first anniversary of the grant date, subject to continued service. Additionally, the option award will vest in full and become immediately exercisable upon a change of control of the Company or if the executive is terminated without cause or resigns for good reason (each as defined in the executive’s employment agreement, discussed under the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment”).
(2)The RSUs vest in equal annual installments over a period of three years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described below in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”
(3)The PSUs vest based on achievement of performance goals related to specified revenue prior to December 31, 2027 and are subject to continued service through the applicable vesting date.

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We typically grant stock options at the start of employment to each executive and our other employees. Additionally, the Compensation Committee may grant additional equity in its discretion to provide additional targeted grants in appropriate circumstances, such as in connection with an employee taking on a new role at the Company. Typically, our stock options vest in equal annual installments over a period of four years, subject to continued service, and our RSUs vest in equal annual installments over a period of three years, subject to continued service. In 2025, we also granted PSUs to each of our NEOs, which vest based on achievement of performance goals related to specified revenue prior to December 31, 2027 and are subject to continued service through the applicable vesting date. However, our Compensation Committee may, from time to time, construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Additionally, stock options, RSUs and PSUs granted to our employees may be subject to accelerated vesting in certain circumstances, as described below in the section titled “Employment Arrangements and Potential Payments upon Termination of Employment.”
Retirement, Health, Welfare and Additional Benefits
Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, life insurance, short-term disability and long-term disability, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our NEOs.
We also sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the Code, to the same extent as all of our other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our employee compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
Equity Award Timing Policies and Practices
Our general practice is not to grant equity awards in anticipation of the release of material non-public information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. Our Compensation Committee and the single-member stock award subcommittee of the Compensation Committee (the “Option Committee”) uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to it before granting an equity award. Although we do not have a formal policy with respect to the timing of our equity award grants, our Compensation Committee and Option Committee have historically granted such awards on a predetermined annual schedule, though it has, from time to time, made grants at other times (for example, in connection with hiring and promotions). In fiscal year 2025, we did not grant stock options to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.

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2025 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our NEOs shown below for the years ended December 31, 2025, and 2024, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Neil F. McFarlane President, Chief Executive Officer and Director	2025	729,167	—		874,125	1,748,250	418,950	11,550	(3)	3,782,042
	2024	700,000	150,000		4,018,000	—	455,700	31,359		5,355,059
Rahsaan W. Thompson(4) Chief Legal Officer, Secretary and Compliance Officer	2025	466,667	50,000	(5)	272,680	545,360	178,600	58,067	(6)	1,571,374

R. LaDuane Clifton, MBA, CPA(7) Former Chief Financial Officer and Treasurer	2025	477,307	—		1,260,373	1,117,274	—	966,970	(8)	3,821,924
	2024	460,867	—		746,200	—	201,307	41,899		1,450,273
(1)The amounts reflect the full grant date fair value for awards granted during 2025 and 2024. The grant date fair value was computed in accordance with ASC Topic 718, Compensation— Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note M to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For Mr. Clifton, the amounts include the incremental fair value associated with the acceleration of his equity awards upon his termination effective December 31, 2025. In accordance with SEC rules, the PSUs granted to our NEOs in 2025 had a grant date fair value of $0, because fulfillment of the applicable conditions was not deemed “probable” as of the grant date in accordance with ASC Topic 718. Assuming maximum performance, the value of the PSU awards were as follows: $563,625 for Mr. McFarlane, $160,400 for Mr. Thompson and $160,400 for Mr. Clifton (whose PSU award, as noted above, became fully vested in connection with his termination).
(2)The amounts reflect non-equity incentive plan awards paid in 2026 and 2025 for performance during 2025 and 2024, respectively. Please refer to “Cash-Based Incentive Compensation” above for further detail.
(3)The amount represents 401(k) employer matching contributions.
(4)Mr. Thompson commenced employment with us in June 2024 and was not an NEO for that year.
(5)During 2025, Mr. Thompson received a relocation bonus to assist with his move to the vicinity of the Company’s headquarters.
(6)The amount represents 401(k) employer matching contributions ($10,081) and reimbursement for expenses associated with relocation ($47,986).
(7)Mr. Clifton resigned his employment with the Company, effective December 31, 2025.
(8)The amount represents 401(k) employer matching contributions ($14,464), travel reimbursements ($11,323), premiums we paid for life insurance policies ($683), a target annual bonus payable upon termination of his employment ($192,000), and cash severance payments payable upon his termination of employment to be paid ratably throughout 2026 ($748,500).

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Employment Arrangements and Potential Payments upon Termination of Employment
Neil F. McFarlane
In October 2023, we entered into an employment agreement with Mr. McFarlane under which he serves as our President and Chief Executive Officer. Pursuant to the employment agreement, Mr. McFarlane is entitled to (i) an annual base salary, (ii) an annual performance-based target bonus of 60% of his annual base salary, and (iii) reimbursement for commuting expenses (together with a tax gross-up related thereto).
Upon a termination of Mr. McFarlane’s employment without cause by the Company or resignation for good reason, Mr. McFarlane is entitled to receive (a) an amount of cash equal to his annual base salary, (b) a pro-rated target annual bonus for the year in which termination occurs, (c) 12 months of Company-paid COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards. However, if any such termination occurs within one month prior to or six months after a change in control, he will instead receive (a) an amount of cash equal to 1.5 times his annual base salary, (b) 100% of his target annual bonus for the year in which termination occurs, (c) 18 months of Company-paid COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards. Upon Mr. McFarlane’s termination due to death or disability, Mr. McFarlane will receive a pro-rated target annual bonus. Mr. McFarlane is also subject to 12-month post-termination non-competition and non-solicitation restrictions.
Rahsaan W. Thompson
In June 2024, we entered into an employment agreement with Mr. Thompson under which he serves as our Chief Legal Officer, Secretary and Compliance Officer (the “Thompson Agreement”). Pursuant to the Thompson Agreement, Mr. Thompson is entitled to (i) an initial annual base salary of $450,000, (ii) an annual performance-based target bonus of 40% of his annual base salary, and (iii) a relocation bonus to assist with his move to the vicinity of the Company’s headquarters.
Upon a termination of Mr. Thompson’s employment without cause by the Company or resignation for good reason, Mr. Thompson is entitled to receive (a) an amount equal to his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro-rated target annual bonus for the year in which termination occurs, (c) 12 months of Company-paid COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards, except that if such termination occurs within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code, then in lieu of the payment described in clause (a), Mr. Thompson will be entitled to a lump sum payment equal to his annual base salary. Upon Mr. Thompson’s termination due to death or disability, Mr. Thompson will receive a pro-rated target annual bonus. Mr. Thompson is also subject to 12-month post-termination non-competition and non-solicitation restrictions. Under the terms of the Thompson Agreement, if we undergo a change of control, all then unvested and outstanding equity awards will become fully vested and immediately exercisable immediately prior to such change in control.
R. LaDuane Clifton, MBA, CPA
In 2015, we entered into an amended and restated employment agreement with Mr. Clifton under which he served as our Chief Financial Officer until his resignation on December 31, 2025 (as amended, the “Clifton Agreement”).
In connection with Mr. Clifton’s resignation, the Company and Mr. Clifton entered into a Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the Separation Agreement, following the Separation Date, Mr. Clifton became entitled to receive separation benefits consisting of (i) an amount equal to his annual base salary, (ii) an amount equal to $192,000 that reflected 100% of his target bonus award for 2025, (iii) up to 12 months of Company-paid COBRA continuation coverage, and (iv) full vesting of his outstanding equity awards.

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Outstanding Equity Awards at End of 2025
The following table provides information about outstanding stock options and stock awards held by each of our named executive officers at December 31, 2025. All of these equity awards were granted under our 2014 Plan, or our 2023 Plan.

		Option Awards(1)					Stock Awards
		Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable
Neil F. McFarlane	10/10/2023	300,000	300,000	(3)	4.75	10/09/2033
	10/10/2023						100,000	(4)	896,000
	01/31/2024						466,667	(5)	4,181,336
	02/07/2025		225,000	(3)	7.77	02/06/2035
	02/07/2025						112,500	(5)	1,008,000
	02/07/2025									72,500	(6)	649,600
Rahsaan W. Thompson	06/21/2024						133,334	(5)	1,194,673
	01/30/2025		68,000	(3)	8.02	01/29/2035
	01/30/2025						34,000	(5)	304,640
	01/30/2025									20,000	(6)	179,200
R. LaDuane Clifton, MBA, CPA(7)	02/11/2016	3,125			201.92	02/10/2026
	01/27/2017	4,687			56.80	03/31/2026
	01/25/2018	4,687			88.00	03/31/2026
	02/06/2019	10,000			42.56	03/31/2026
	11/25/2019	2,250			8.26	03/31/2026
	02/05/2020	10,000			5.98	03/31/2026
	08/20/2021	82,423			9.06	03/31/2026
	02/01/2022	83,486			7.17	03/31/2026
	01/09/2023	459,726			4.54	03/31/2026
	01/30/2025	68,000			8.02	03/31/2026
(1)The option awards will vest in full and become immediately exercisable (i) in the event that the option holder is terminated by us without cause or resigns for good reason or (ii) immediately prior to any change in control of Zevra.
(2)Market value calculated using the closing price per share of our common stock on December 31, 2025 (the last trading day of 2025) of $8.96.
(3)The shares underlying the options vest in equal annual installments over a period of four years beginning on the first anniversary of the grant date, subject to continued service.
(4)The RSUs vest in equal annual installments over a period of four years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described above in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”
(5)The RSUs vest in equal annual installments over a period of three years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described above in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”
(6)The PSUs vest based on the achievement of performance goals related to specified revenue prior to December 31, 2027 and are subject to continued service through the applicable vesting date.
(7)In connection with Mr. Clifton’s termination of employment, effective December 31, 2025, he received full vesting of his outstanding equity awards, subject to a 90-day exercise window for any outstanding stock options. On the termination date, 120,667 RSUs and 20,000 PSUs vested immediately.

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Limitations on Liability and Indemnification Matters
Our restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to the corporation or its stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which the director derived an improper personal benefit.
This limitation on liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our Bylaws provide that we will indemnify our directors to the fullest extent permitted by Delaware law, subject to certain conditions. Our Bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us, upon approval of the Board, to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her pursuant to our Bylaws. Our Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. Our Board has the power to delegate the determination of whether indemnification will be given to any such officers or other persons in the Board’s discretion. We have entered into and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors’ and officers’ liability insurance.

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EXECUTIVE COMPENSATION
The limitation on liability and indemnification provisions in our Restated Certificate and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
Rule 10b5-1 Sales Plans
Our directors and executive officers may from time to time adopt “Rule 10b5-1 trading arrangements” or “non-Rule 10b5-1 trading arrangements,” as each term is defined in Item 408(a) of Regulation S-K. Pursuant to such arrangements, they may contract with a broker to buy, sell, or otherwise trade in our securities, including shares our common stock, on a periodic basis. Our directors and executive officers also may buy, sell, or otherwise trade in our securities outside of a “Rule 10b5-1 trading arrangement” or a “non-Rule 10b5-1 trading arrangement,” when they are not in possession of material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.
Clawback Policy
In 2023, we adopted a compensation recovery, or “clawback,” policy (the “Clawback Policy”) in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1. Under the Clawback Policy, which applies to the Company’s current and former executive officers (as defined under Exchange Act Rule 10D-1), the Company is required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. The Clawback Policy is overseen and administered by the Compensation Committee. The full text of the Clawback Policy was included as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 1, 2025.
Pay Versus Performance
In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in the overview of the executive compensation program, not in replacement.

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Pay Versus Performance Table
The following table sets forth information concerning the compensation of our current principal executive officer (“PEO”) and remaining named executive officers, as well as compensation of our former PEOs, for each of the fiscal years ended December 31, 2025, 2024 and 2023, and our financial performance for each such fiscal year:

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)	Summary Compensation Table Total for Travis Mickle(2)	Compensation Actually Paid to Travis Mickle(2)	Summary Compensation Table Total for Richard W. Pascoe(3)	Compensation Actually Paid to Richard W. Pascoe(3)	Summary Compensation Table Total for Christal M. M. Mickle(4)	Compensation Actually Paid to Christal M. M. Mickle(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Based on:	Net Income
											Total Shareholder Return
2025	$3,782,042	$3,998,044	$—	$—	$—	$—	$—	$—	$2,696,649	$1,937,906	$195.21	$83,229,000
2024	$5,355,059	$7,323,149	$—	$—	$—	$—	$—	$—	$1,982,865	$1,837,951	$181.70	($105,511,000)
2023	$3,445,231	$4,975,770	$3,593,438	$4,385,998	$4,122,558	$3,308,589	$1,669,956	$2,211,127	$2,039,861	$2,724,999	$142.70	($46,049,000)
(1)Mr. McFarlane became our Chief Executive Officer on October 10, 2023.
(2)Dr. Travis Mickle served as the Company’s Chief Executive Officer from January 1, 2023 until January 6, 2023.
(3)Mr. Pascoe served as the Company’s Chief Executive Officer from January 6, 2023 until June 1, 2023.
(4)Ms. Christal Mickle served as the Company’s Interim Chief Executive Officer from June 1, 2023 until October 10, 2023.
(5)Amounts represent the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated below for each fiscal year.
Non-PEO NEOs
•2025: R. LaDuane Clifton, MBA, CPA, and Rahsaan W. Thompson
•2024: R. LaDuane Clifton, MBA, CPA, and Adrian Quartel, M.D., FFPM
•2023: R. LaDuane Clifton, MBA, CPA, and Joshua Schafer, M.S., MBA

	2025
Adjustments	Current PEO	Average Non-PEO
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(2,622,375)	$(1,597,844)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$2,143,890	$323,524
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	$413,124
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$398,794	$41,334
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$295,693	$61,119
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Total Adjustments	$216,002	$(758,743)

2026 Proxy Statement	50

EXECUTIVE COMPENSATION
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining named executive officers, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2025, 2024 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.
COMPENSATION ACTUALLY PAID VERSUS TOTAL STOCKHOLDER RETURN

¢	Current PEO Compensation Actually Paid	¢	Travis Mickle, Ph.D. Compensation Actually Paid	¢	Richard W. Pascoe Compensation Actually Paid

¢	Christal M.M. Mickle Compensation Actually Paid	¢	Non-PEO NEO Average Compensation Actually Paid		Cumulative TSR
COMPENSATION ACTUALLY PAID VERSUS NET INCOME

¢	Current PEO Compensation Actually Paid	¢	Travis Mickle, Ph.D. Compensation Actually Paid	¢	Richard W. Pascoe Compensation Actually Paid

¢	Christal M.M. Mickle Compensation Actually Paid	¢	Non-PEO NEO Average Compensation Actually Paid		Net Loss

51	Zevra

Our Compensation Committee adopted the Tenth Amended and Restated Non-Employee Director Compensation Policy, effective as of February 15, 2025, which provides for cash stipends to be paid to each of our non-employee directors for service on the Board and for service on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These stipends are payable in four equal quarterly installments on the last day of each quarter. The cash stipends payable under this policy are as follows:

	Member Annual Service Stipend	Board & Committee Chair Annual Service Stipend
Board of Directors	$45,000	$95,000
Audit Committee	$10,000	$22,500
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$12,500
Lead independent director (if one is appointed)	$15,000	—
Additionally, under this policy, each non-employee director who continues to serve as a non-employee member of our Board following the annual meeting of our stockholders is eligible to receive an option to purchase 30,000 shares of our common stock at an exercise price equal to the last reported sale price of our common stock on The Nasdaq Stock Market on the date of grant. These stock options will vest and become exercisable in full on the earliest of (i) the first anniversary of the grant date, (ii) the day before the first annual stockholders meeting occurring after the grant date or (iii) immediately prior to a change in control of the Company, subject in each case to the director’s continued service on such vesting date.
In addition to the amounts above, upon the commencement of a non-employee director’s initial term of service to the Board, such individual will automatically be granted a stock option covering 1.5 times the number of shares covering the annual grants to non-employee directors. The initial grants will vest and become exercisable in three equal installments on the date that is one day prior to the date of the first three annual meeting of stockholders following the date of grant, subject to accelerated vesting upon a change in control of the Company (and, in each case, subject to continued service on the Board).
2025 Director Compensation Table
The following table sets forth information regarding compensation earned for service on our Board during 2025 by our non-employee directors. Mr. McFarlane, our President and Chief Executive Officer, was also a director during 2025 but did not receive any additional compensation for his service as a director. Mr. McFarlane’s compensation as an executive officer is set forth above under “Executive Compensation—2025 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Thomas D. Anderson	$65,000	$187,178	$252,178
John B. Bode*	$59,735	$187,178	$246,913
Douglas W. Calder	$56,814	$187,178	$243,992
Wendy Dixon, Ph.D.**	$50,516	$187,178	$237,694
Tamara A. Favorito	$117,500	$187,178	$304,678
Alicia Secor**	$5,299	$259,579	$264,878
Alvin Shih, M.D.	$57,500	$187,178	$244,678
Corey Watton	$62,500	$187,178	$249,678
*    Mr. Bode’s term will expire at the Annual Meeting, and he has not been nominated for re-election at the Annual Meeting.
**    Effective December 2, 2025, Ms. Secor was appointed to, and Dr. Dixon resigned from, the Board.

2026 Proxy Statement	52

DIRECTOR COMPENSATION
(1)This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note M to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2025:

Name	Aggregate Option Awards Outstanding (#)
Thomas D. Anderson	128,000	(1)
John B. Bode	128,000	(1)
Douglas W. Calder	128,000	(1)
Wendy Dixon, Ph.D.*	128,000	(2)
Tamara A. Favorito	165,900	(3)
Alicia Secor	45,000	(4)
Alvin Shih, M.D.	128,000	(1)
Corey Watton	128,000	(1)
*    Effective December 2, 2025, Dr. Dixon resigned from the Board.
(1)As of December 31, 2025, 78,400 shares underlying these options were vested. Of the remaining shares underlying these options, (a) 19,600 will vest in one final installment one day prior to the Annual Meeting, and (b) 30,000 will vest on the earlier of (i) May 29, 2026, or (ii) one day prior to the Annual Meeting, subject to continued service.
(2)As of December 31, 2025, all 128,000 shares underlying these options were vested.
(3)As of December 31, 2025, 135,900 shares underlying these options were vested. Of the remaining shares underlying these options, 30,000 will vest in one installment on the earlier of (i) May 29, 2026, or (ii) one day prior to the Annual Meeting, subject to continued service.
(4)As of December 31, 2025, no shares underlying these options were vested. Of the remaining shares underlying these options, 45,000 will vest in three equal annual installments on each of the dates that are one day prior to the first three annual stockholder meetings occurring after the grant date, subject to continued service.

53	Zevra

The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2025. Information is included for the 2014 Plan, the 2023 Plan and the 2021 Employee Stock Purchase Plan (the “2021 ESPP”).
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(a)		Weighted‑average exercise price of outstanding options, warrants and rights ($)(b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)(c)
Equity compensation plans approved by security holders	5,452,122	(1)	7.21	4,664,531	(2)
Equity compensation plans not approved by security holders(3)	1,608,334	(4)	5.44	2,675,000
Total	7,060,456			7,339,531
(1)Includes (i) options to purchase a total of 4,189,267 shares of common stock under the 2014 Plan and (ii) 1,262,855 restricted stock units under our 2014 Plan. Restricted stock units do not have an exercise price and were not included in calculating weighted average exercise prices.
(2)Consists of 3,652,569 shares of common stock reserved for issuance under the 2014 Plan and 1,011,962 shares of common stock reserved for issuance under the 2021 ESPP. The number of shares of our common stock reserved for issuance under the 2014 Plan will automatically increase each year on January 1 from January 1, 2016, continuing through January 1, 2031, by (i) 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or (ii) a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Plan, an additional 2,274,191 shares of common stock were added to the number of shares reserved for issuance under the 2014 Plan, effective January 1, 2026.
(3)Consists of the 2023 Plan. For a summary of the 2023 Plan, see Note M to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(4)Includes (i) options to purchase a total of 1,275,000 shares of our common stock under the 2023 Plan, and (ii) 333,334 restricted stock units under our 2023 Plan. Restricted stock units do not have an exercise price and were not included in calculating weighted average exercise prices.

2026 Proxy Statement	54

Related‑Person Transactions Policy and Procedures
We have a related‑person transaction policy in writing that sets forth our procedures for the identification, review, consideration and approval or ratification of related-person transactions. For purposes of our policy only, a related-person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related-person transaction, including any transaction that was not a related-person transaction when originally consummated or any transaction that was not initially identified as a related-person transaction prior to consummation, our management must present information regarding the related-person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related‑person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
Certain Transactions
The following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2024, our directors, executive officers or stockholders owning 5% or more of our outstanding common shares.
Indemnification Agreements
Our Restated Certificate contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Restated Certificate and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.
In addition, we have entered into indemnification agreements with our directors and executive officers. For more information regarding these agreements, see “Executive Compensation— Limitations on Liability and Indemnification Matters.”

55	Zevra

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, we and a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single copy of this proxy statement and our Annual Report on Form 10‑K for the year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits (or along with copies of the exhibits for a reasonable fee to any stockholder of record as of the Record Date, upon written request to our Secretary) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from us or your broker that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of our proxy materials, or if you currently receive multiple copies of the proxy materials and would like to request “householding”, please notify your broker or Zevra. Direct your written request to Zevra Therapeutics, Inc., 101 Federal Street, 29th Floor, Boston, MA 02110, Attn: Secretary.

2026 Proxy Statement	56

Other than as disclosed elsewhere in this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
RAHSAAN W. THOMPSON
Chief Legal Officer, Secretary
and Compliance Officer
[●], 2026

A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2025, is available without charge upon written request to Zevra Therapeutics, Inc., 101 Federal Street, 29th Floor, Boston, MA 02110 Attn: Secretary.

57	Zevra

Amendment to the Zevra Therapeutics, Inc. Restated Certificate (Proposal 3)
Article V, Section B.2. of the Restated Certificate will be amended and restated in its entirety to read as follows:
“Term. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The members of the Board already in office will remain in their current class. Each director elected as a Class II director at the 2026 annual meeting of the stockholders of the Company has been elected for a three-year term expiring at the 2029 annual meeting of stockholders of the Company. Each director elected at the 2027 annual meeting of stockholders of the Company will be elected for a one-year term expiring at the 2028 annual meeting of stockholders of the Company. Each director elected at the 2028 annual meeting of stockholders of the Company will be elected for a one-year term expiring at the 2029 annual meeting of stockholders of the Company. From and after the 2029 annual meeting of stockholders of the Company, the Board shall no longer be classified and, at each succeeding annual meeting of the stockholders of the Company, each director shall be elected for a one-year term. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.”
Article V, Section B.3. of the Restated Certificate will be amended and restated in its entirety to read as follows:
“Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, (i) a director serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause, and all other directors shall be removable either with or without cause, and (ii) the removal of any director, whether with or without cause, shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.”

2026 Proxy Statement	58

ZEVRA
THERAPEUTICS
Nasdaq
ZVRA
NasdaqListed

In February, during Rare Disease Month, members of the Zevra team were honored to ring the opening bell at Nasdaq in recognition of our commitment to bringing life-changing therapies to people living with rare diseases. This moment reflects the dedication of our employees, the collaboration of our partners, the trust of our stockholders, and the inspiration we draw every day from patients and their families.

ZEVRA THERAPEUTICS VOTE

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Douglas W. Calder	☐	☐	02 - Corey Watton	☐	☐

☐ Mark here to vote **FOR** all nominees

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

049L6D

2026 Annual Meeting of Stockholders of Zevra Therapeutics, Inc.

The 2026 Annual Meeting of Stockholders of Zevra Therapeutics, Inc. will be held on Thursday, June 4, 2026, at 9:00 A.M. Eastern Time, virtually via the Internet at meetnow.global/M4K7FSC

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The materials are available at: www.envisionreports.com/ZVRA

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Zevra Therapeutics, Inc.

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Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 4, 2026

Neil F. McFarlane and Rahsaan W. Thompson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Stockholders of Zevra Therapeutics, Inc. to be held on June 4, 2026 or at any postponement, continuation or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" all the nominees listed in Proposal 1 and "FOR" Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business that the Board of Directors did not know would be presented at the meeting by a reasonable time before a proxy solicitation was made, or as may properly come before the meeting or any postponement, continuation or adjournment thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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